UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________________
FORM 8-K
____________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 29, 2024
 ____________________________________

WAFD, INC.
(Exact name of registrant as specified in its charter)
 ____________________________________

Washington	001-34654		91-1661606
(State or other jurisdiction of incorporation or organization)	(Commission File Number)		(I.R.S. Employer Identification No.)

425 Pike Street	Seattle	Washington	98101
(Address of Principal Executive Offices)			(Zip Code)
Registrant’s telephone number, including area code (206) 624-7930
Not Applicable
(Former name or former address, if changed since last report)
____________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of each exchange on which registered
Common Stock, $1.00 par value per share	WAFD	NASDAQ Stock Market
Depositary Shares, Each Representing a 1/40th Interest in a Share of 4.875% Fixed Rate Series A Non-Cumulative Perpetual Preferred Stock	WAFDP	NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note.

This Current Report on Form 8-K is being filed in connection with the transactions (the “Transactions”) contemplated by that certain Agreement and Plan of Reorganization, dated as of November 13, 2022 (the “Merger Agreement”), by and between WaFd, Inc. (f/k/a Washington Federal, Inc.), a Washington corporation (the “Company”), and Luther Burbank Corporation, a California corporation (“Luther Burbank”).

On February 29, 2024, the Company closed its previously announced merger with Luther Burbank, effective as of 12:00 am on March 1, 2024 Pacific Time (the “Effective Time”). Pursuant to the Merger Agreement, at the Effective Time, Luther Burbank merged with and into the Company (the “Corporate Merger”), with the Company surviving the Corporate Merger. Promptly following the Corporate Merger, Luther Burbank’s wholly-owned bank subsidiary, Luther Burbank Savings, merged with and into Washington Federal Bank, dba WaFd Bank, the Company’s wholly-owned bank subsidiary (“WaFd Bank”), with WaFd Bank as the surviving institution (the “Bank Merger”). The Corporate Merger and the Bank Merger are collectively referred to in this Current Report on Form 8-K as the “Merger.”

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of common stock, no par value, of Luther Burbank (“LBC Common Stock”) outstanding immediately prior to the Effective Time converted into 0.3353 shares of the Company’s common stock, par value $1.00 per share (“WaFd Common Stock”), with cash (without interest) paid in lieu of fractional shares (the “Merger Consideration”).

Each share of Luther Burbank restricted stock and each Luther Burbank restricted stock unit held by employees of Luther Burbank and its subsidiaries who became employees of the Company or its subsidiaries at the Effective Time vested in full. Holders of such vested Luther Burbank restricted stock and Luther Burbank restricted stock units received the Merger Consideration pursuant to the terms of the Merger Agreement. In addition, in connection with such vesting, holders received an amount in cash equal to the sum of any accrued dividends or dividend equivalents that are payable in cash, pursuant to the terms of the Luther Burbank restricted stock or Luther Burbank restricted stock units, as applicable.

The total aggregate consideration delivered to holders of LBC Common Stock in the Merger was approximately 17,088,993 shares of WaFd Common Stock. The issuance of shares of WaFd Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-270159) filed by the Company with the Securities and Exchange Commission (the “SEC”) on March 27, 2023 and declared effective on March 28, 2023 (the “Registration Statement”). The joint proxy statement/prospectus included in the Registration Statement contains additional information about the Merger Agreement and the Transactions.

The foregoing description of the Transactions does not purport to be complete and is qualified in its entirety by reference to the full text of Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 2.01	Completion of Acquisition or Disposition of Assets

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

In connection with the Merger, the Company assumed Luther Burbank’s obligations with respect to (i) Luther Burbank’s fixed/floating rate junior subordinated deferrable interest debentures due June 15, 2036, with an initial principal amount of $41,238,000, dated March 30, 2006 (the “2036 Notes”), and (ii) Luther Burbank’s fixed/floating rate junior subordinated deferrable interest debentures due June 15, 2037, with an initial principal amount of $20,619,000, dated March 30, 2007 (the “2037 Notes” and, together with the 2036 Notes, the “Notes”).

The Company also assumed Luther Burbank’s obligations with respect to Luther Burbank’s 6.50% senior unsecured term notes maturing September 30, 2024, issued with an initial principal amount of $95,000,000 (the “Senior Debt”).

The supplemental indentures pursuant to which the Company assumed the Notes, the original indentures pursuant to which the Notes were issued, and the 6.50% senior unsecured term notes, have not been filed herewith pursuant to Item 601(b)(4)(v) of Regulation S-K under the Securities Act of 1933, as amended. The Company agrees to furnish a copy of such indentures to the SEC upon request. The Senior Debt was assumed by the Company by operation of law as a result of the Merger.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses or funds acquired.
The Company will file any financial statements, as required by this Item, no later than 71 days after the date on which this Form 8-K is required to be filed.

(b)	Pro forma financial information.
The Company will file any financial statements, as required by this Item, no later than 71 days after the date on which this Form 8-K is required to be filed.

(d)	Exhibits

Exhibit No.	Description
2.1
Agreement and Plan of Reorganization, dated November 13, 2022, by and between WaFd, Inc. (f/k/a Washington Federal, Inc.), and Luther Burbank Corporation (incorporated by reference to Exhibit 2.1 of WaFd, Inc.’s Form 8-K filed with the SEC on November 14, 2022)

104	Cover Page Interactive Data File (formatted as inline XBRL)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

February 29, 2024	WAFD, INC.

	By:	/s/ KELLI J. HOLZ
Kelli J. Holz
Executive Vice President and Chief Financial Officer

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